UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12

Nuveen Arizona Quality Municipal Income Fund (NAZ)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting of Shareholders to be held on December 10, 2026	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

November 5, 2026

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

Nuveen California Municipal Value Fund (NCA)

Nuveen California Quality Municipal Income Fund (NAC)

Nuveen Massachusetts Quality Municipal Income Fund (NMT)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Quality Municipal Income Fund (“Arizona Quality”), Nuveen California AMT-Free Quality Municipal Income Fund (“California AMT-Free”), Nuveen California Municipal Value Fund (“California Value”), Nuveen California Quality Municipal Income Fund (“California Quality”) and Nuveen Massachusetts Quality Municipal Income Fund (“Massachusetts Quality”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), will be held on Thursday, December 10, 2026, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

We will be hosting this year’s Annual Meeting as a completely virtual meeting of shareholders, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MRNDCSV at the meeting date and time described in the accompanying Joint Proxy Statement. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. If your shares are held through an intermediary, you will need to register for the Annual Meeting at least three (3) business days prior to the Annual Meeting. Instructions for registering are set forth in the enclosed Joint Proxy Statement. There is no physical location for the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of each Fund as outlined below:

a.	For Arizona Quality, California AMT-Free, California Quality and Massachusetts Quality, to elect six (6) Board Members.

i)	four (4) Class II Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For California Value, to elect four (4) Class II Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on October 5, 2026 are entitled to notice of and to vote at the Annual Meeting.

While all shareholders are cordially invited to attend the virtual Annual Meeting, we encourage you to vote your shares promptly, whether or not you plan to attend the virtual Annual Meeting in order to avoid delay and additional expense and to assure that your shares are represented. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Mark L. Winget

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

November 5, 2026

This Joint Proxy Statement is first being mailed to shareholders on or about November 9, 2026.

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

Nuveen California Municipal Value Fund (NCA)

Nuveen California Quality Municipal Income Fund (NAC)

Nuveen Massachusetts Quality Municipal Income Fund (NMT)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of each of Nuveen Arizona Quality Municipal Income Fund (“Arizona Quality”), Nuveen California AMT-Free Quality Municipal Income Fund (“California AMT-Free”), Nuveen California Municipal Value Fund (“California Value”), Nuveen California Quality Municipal Income Fund (“California Quality”) and Nuveen Massachusetts Quality Municipal Income Fund (“Massachusetts Quality”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, December 10, 2026, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments or postponements thereof.

The Annual Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MRNDCSV at the meeting date and time. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three (3) business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Annual Meeting and voting at the Annual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares(1)	Preferred Shares(2)
1(a)(i)	For Arizona Quality, California AMT-Free, California Quality and Massachusetts Quality, election of four (4) Class II Board Members by all shareholders.	X	X
1(a)(ii)	For Arizona Quality, California AMT-Free, California Quality and Massachusetts Quality, election of two (2) Board Members by holders of Preferred Shares only.	N/A	X
1(b)	For California Value, election of four (4) Class II Board Members by all shareholders.	X	N/A

(1)	Common shares of beneficial interest, $0.01 par value, of each Fund are collectively referred to herein as “Common Shares.”
(2)

Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) for Arizona Quality; Variable Rate Demand Preferred Shares (“VRDP Shares”) for California AMT-Free, California Quality and Massachusetts Quality; and MuniFund Preferred Shares (“MFP Shares”) for California AMT-Free and California Quality are collectively referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for each Fund other than California Value), 33 1⁄3% of the Preferred Shares entitled to vote and represented in person (through participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast in person (through participation by means of remote or “virtual” communication) or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. The proposal described in this Joint Proxy Statement is considered a “routine” matter under the rules of the New York Stock Exchange (“NYSE”), and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on the proposal in the discretion of such broker-dealer firms.

Pursuant to Rule 452 of the NYSE, certain Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before the Annual Meeting, or, if adjourned or postponed, one business day before the day to which the Annual Meeting is adjourned or postponed, may be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares (or shares of a series of Preferred Shares if the matter must be voted on separately by series) outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the Preferred Shares (or shares of a series of Preferred Shares if the matter must be voted on separately by series) outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item. Rule 452 proportionate voting applies only to certain auction rate and remarketed preferred securities. AMTP Shares are not remarketed, thus the proportionate voting provisions of Rule 452 do not apply to these shares. The proportionate voting provisions of Rule 452 may apply to MFP Shares depending on their mode. The proportionate voting provisions of Rule 452 may apply to VRDP Shares depending on their current mode or rate period. The following table indicates whether the proportionate voting provisions of Rule 452 apply to each series of Preferred Shares.

Fund	Preferred Shares	Mode(1)	NYSE Rule 452 Applies?
Arizona Quality	AMTP Series 2028	N/A	No
California AMT-Free	VRDP Series 3	Remarketed Mode	Yes
	VRDP Series 4	Remarketed Mode	Yes
	VRDP Series 6	Remarketed Mode	Yes
	MFP Series A	Variable Rate Remarketed Mode	Yes
California Quality	VRDP Series 1	Remarketed Mode	Yes
	VRDP Series 2	Special Rate VRDP	No
	VRDP Series 4	Remarketed Mode	Yes
	VRDP Series 5	Special Rate VRDP	No
	VRDP Series 6	Remarketed Mode	Yes
	VRDP Series 7	Remarketed Mode	Yes
	VRDP Series 8	Special Rate VRDP	No
	MFP Series A	Variable Rate Mode	No
Massachusetts Quality	VRDP Series 1	Special Rate VRDP	No

(1)

As of the record date, October 5, 2026. The terms and conditions of each series of Preferred Shares, as well as the rights and privileges with respect to each mode, if any, are described in the Statement Establishing and Designating the Rights and Preferences for each series of Preferred Shares, and any supplement or appendix thereto.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For each Fund, because the number of persons nominated for election as Board Members in accordance with the Fund’s by-laws equals the number of Board Members to be elected, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. This means that the nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected to serve as Board Members. For example, if there are four nominees for election to the Board and four Board Members to be elected, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members in this case does not require that a minimum percentage of a Fund’s outstanding Common Shares and Preferred Shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of that Fund’s Board Members by holders of Common Shares and Preferred Shares.

Those persons who were shareholders of record at the close of business on October 5, 2026, will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of October 5, 2026, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
Arizona Quality	NAZ	13,192,626	AMTP Series 2028	883
California AMT-Free	NKX	56,490,342	VRDP Series 3	427
			VRDP Series 4	1,090
			VRDP Series 6	1,050
			MFP Series A	1,404
California Value	NCA	33,452,940	N/A
California Quality	NAC	169,820,424	VRDP Series 1	1,362
			VRDP Series 2	910
			VRDP Series 4	1,056
			VRDP Series 5	1,349
			VRDP Series 6	1,581
			VRDP Series 7	980
			VRDP Series 8	1,600
			MFP Series A	2,570
Massachusetts Quality	NMT	10,763,305	VRDP Series 1	740

(1)

The Common Shares of each Fund are listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

1.	Election of Board Members

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For Arizona Quality, California AMT-Free, California Quality and Massachusetts Quality, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)	For Arizona Quality, California AMT-Free, California Quality and Massachusetts Quality:

(i)

four (4) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Current Board Members Boateng, Lancellotta, Nelson and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the third succeeding annual meeting after their election (currently expected to take place in 2029) or until their successors have been duly elected and qualified. Board Members Forrester, Kenny, Medero, Starr, Thornton and Young are current and continuing Board Members. Current Board Members Medero, Starr and Thornton have been designated as Class III Board Members for a term expiring at the third succeeding annual meeting after their election (currently expected to take place in 2027) or until their successors have been duly elected and qualified. Current Board Members Forrester, Kenny and Young are Class I Board Members with a term expiring at the third succeeding annual meeting after their election (currently expected to take place in 2028) or until their successors have been duly elected and qualified.

(ii)

two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Current Board Members Moschner and Wolff are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(b)

For California Value: four (4) Board Members are to be elected by all shareholders. Current Board Members Boateng, Lancellotta, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the third succeeding annual meeting after their election (currently expected to take place in 2029) or until their successors have been duly elected and qualified. Current Board Members Forrester, Kenny, Medero, Moschner, Starr, Thornton, Wolff and Young are current and continuing Board Members. Current Board Members Medero, Moschner, Starr and Thornton have been designated as Class III Board Members for a term expiring at the third succeeding annual meeting after their election (currently expected to take place in 2027) or until their successors have been duly elected and qualified. Current Board Members Forrester, Kenny, Wolff and Young have been designated as Class I Board Members for a term expiring at the third succeeding annual meeting after their election (currently expected to take place in 2028) or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by that Fund’s then current Board.

Class I Board Members: For each Fund, Board Members Forrester, Kenny and Young were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on December 18, 2025. For California Value, Board Member Wolff was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on December 18, 2025.

Class II Board Members: For each Fund, Board Members Lancellotta, Nelson and Toth were last elected to the Fund’s Board at the annual meeting of shareholders held on December 12, 2023. Board Member Boateng was appointed by the Board to the Fund’s Board effective January 1, 2024.

Class III Board Members: For each Fund, Board Members Medero, Starr and Thornton were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2024. For California Value, Board Member Moschner was last elected to the Fund’s Board at the annual meeting of shareholders held on November 14, 2024.

Board Members Elected by Holders of Preferred Shares: For Arizona Quality, California AMT-Free, California Quality and Massachusetts Quality, Board Members Moschner and Wolff were last elected to each Fund’s Board at the annual meeting of shareholders held on December 18, 2025.

All Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Fund Advisors, LLC (the “Adviser”) and have never been an employee or director of Teachers Insurance and Annuity Association of America (“TIAA”) or Nuveen, LLC (“Nuveen”), the Adviser’s parent companies, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of each Board Member nominee. Each Board Member is listed in the table below in alphabetical order

Except as otherwise noted, the Funds and the other funds advised by the Adviser and the mutual funds advised by TIAA that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds are collectively referred to herein as the “Fund Complex.”

Board	Members/Nominees

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Joseph A. Boateng 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board member until 2029 annual shareholder meeting Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	212	Board Member, Lumina Foundation (since 2018); and Waterside School (since 2021; Board Member (2012-2019) and Emeritus Board Member (since 2020), Year Up Puget Sound; Former Investment Advisory Committee Member and Chair (2007-2024), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Michael A. Forrester 333 West Wacker Drive Chicago, IL 60606 1967	Board Member	Term: Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2007	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	212	Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class I Board member until 2028 annual shareholder meeting Length of Service: Since 2011	Formerly, Advisory Director (2010-2011), Partner (2004–2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	212	Chairman of the Board (since 2025), Apeel Sciences; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board member until 2029 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	212	Formerly, President (2023-2025) and Member (2020-2025) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	212	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Annual Board Member until 2026 annual shareholder meeting and nominee for term until 2027 annual shareholder meeting (Funds with Preferred Shares); Class III Board Member until 2027 annual shareholder meeting (California Value) Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	212	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board member until 2029 annual shareholder meeting Length of Service: Since 2013	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	212	Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Loren M. Starr 333 West Wacker Drive Chicago, IL 60606 1961	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2022	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	212	Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	212	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communication infrastructure); Member of the Executive Leadership Council (ELC) (since 2014).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and nominee for Class II Board Member until 2029 annual shareholder meeting Length of Service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	212	Formerly, Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Annual Board Member until 2026 annual shareholder meeting and nominee for term until 2027 annual shareholder meeting (Funds with Preferred Shares); Class I Board Member until 2028 annual shareholder meeting (California Value) Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	212	Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004), formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair and Board Member	Term: Class I Board Member until 2028 annual shareholder meeting Length of Service: Since 2017, Chair of the Board since 2025	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	212	None.

(1)	Length of Time Served indicates the year in which the individual became a Board Member of any fund in the Fund Complex.
(2)

As used in this table, the Fund Complex consists of the funds advised by the Adviser, the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds.

Board	Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, Nuveen-sponsored registered investment companies (the “Nuveen Funds”) boards have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Fund Complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and the Fund Complex overseen by the Board Member as of October 5, 2026 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of October 5, 2026 is also set forth in Appendix A. As of October 5, 2026, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of October 5, 2026, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

The table below presents information on Board Members who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser as of June 30, 2026:

Name of Board Member	Name of Owners/ Relationships to Board Member	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$20,836	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$372,892	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$839,776	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$659,986	0.17%
(1)	The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen.
(2)

These amounts reflect the value of holdings as of June 30, 2026. As of the date of this Joint Proxy Statement, that is the most recent information available regarding the valuation of shares of the Companies.

(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.
(4)	Mr. Kenny owns 6.60% of KSHFO, LLC.

Compensation

Prior to January 1, 2026, Independent Board Members received a $350,000 annual retainer, plus they received (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board received $150,000 annually; the chairs of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $35,000 annually; the chair and/or the co-chair of the Investment Committee received $30,000 annually; and the chairs of the Dividend Committee, the Nominating and Governance Committee and the Closed-End Fund Committee received $25,000 annually. Independent Board Members were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2026, Independent Board Members receive a $355,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee, Compliance, Risk Management and Regulatory Oversight Committee and Investment Committee, respectively; and (b) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $160,000 annually; the chairs of the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Investment Committee receive $35,000 annually; and the chairs of the Dividend Committee, the Nominating and Governance Committee and the Closed-End Fund Committee receive $25,000 annually. Independent Board Members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen Funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member and nominee, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds*
Fund Name	Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Arizona Quality	$611	$617	$614	$632	$592	$602	$644	$608	$644	$571	$614	$790

California AMT-Free	2,692	2,719	2,706	2,788	2,611	2,652	2,840	2,679	2,840	2,518	2,708	3,483

California Value	791	799	796	820	767	779	835	787	835	740	796	1,023

California Quality	7,679	7,755	7,718	7,949	7,449	7,565	8,100	7,641	8,100	7,183	7,720	9,933

Massachusetts Quality	488	488	497	519	466	482	516	484	521	458	509	625

Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$487,250	$488,500	$538,500	$532,000	$477,250	$496,000	$517,250	$496,000	$528,250	$472,250	$544,750	$636,000
(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Joseph A. Boateng(1)	Michael A. Forrester (1)	Thomas J. Kenny(1)	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr(1)	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Arizona Quality	$153	$617	$123	$63	$88	$—	$—	$305	$—	$—	$184	$494

California AMT-Free	673	2,719	541	279	387	—	—	1,353	—	—	812	2,176

California Value	198	799	159	82	114	—	—	392	—	—	239	640

California Quality	1,920	7,755	1,544	795	1,102	—	—	3,877	—	—	2,316	6,206

Massachusetts Quality	122	488	99	52	81	—	—	123	—	—	153	398

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Fund Complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the Fund Complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Young to serve as the independent Chair of the Board. Pursuant to the Fund by-laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the by-laws. Specific responsibilities of the Chair include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other Board Members, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members. The Chair performs such other duties as the Board may from time to time delegate.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Ms. Wolff. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Mr. Forrester, Ms. Lancellotta, Mr. Nelson and Mr. Starr. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff, each of whom is an Independent Board Member of the Funds. Mr. Boateng, Mr. Nelson and Mr. Starr have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at https://www.nuveen.com/fundgovernance. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level are addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Medero, Chair, Mr. Forrester, Mr. Kenny, Mr. Moschner, Mr. Starr and Mr. Young. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, Nuveen Asset Management, underwriters and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the

Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee’s is composed of the Independent Board Members of the Funds. Accordingly, the members of the Investment Committee are Mr. Boateng, Chair, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. The number of Investment Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Mr. Nelson, Mr. Thornton, Ms. Wolff and Mr. Young. The number of Closed-End Fund Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson (2002-2006) and was a member, including Chair of the Seattle City Employees’ Retirement System Investment Advisory Committee (2007-2024). Mr. Boateng is a board member of the Lumina Foundation Waterside School, and the Freedom Fund, a philanthropic organization. He is an emeritus board member of Year Up Puget Sound and a member of The Seattle Foundation’s Investment Committee. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011) , Partner (2004-2010) , Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated, Chairman of the Board of Apeel Sciences and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; former Advisory Board Member, B’Box; former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member at Cottage Health System; and former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University . He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (“ICI”), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (“IDC”), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community . In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she served as President, from 2023 to 2025 and was a member from 2020 to 2025 of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA) , an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as “George Washington University Law School”) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (the “CFTC”) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap

Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the investment committee of its board of trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Board Members elected by the holders of Preferred Shares voting separately serve for a term expiring at the next succeeding annual meeting of shareholders subsequent to their election or thereafter when their respective successors are duly elected and qualified.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Senior Managing Director, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer, Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director and Assistant Secretary, Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel, Nuveen; Managing Director, Assistant Secretary and Associate General Counsel, Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Assistant General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence Inc. and Brooklyn Investment Group, LLC.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2024	Senior Managing Director and Head of Public Investment Finance, Nuveen; Senior Managing Director, Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer, TIAA Separate Account VA-1 and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Indefinite Length of Service: Since 2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President and Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund Advisors, LLC.

Parth Doshi 333 West Wacker Drive Chicago, IL 60606 1990	Vice President	Term: Indefinite Length of Service: Since 2026	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary of Nuveen Securities, LLC; Vice President and Associate General Counsel, Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term: Indefinite Length of Service: Since 2016	Senior Managing Director and Head of Public Product, Nuveen; President, formerly, Senior Managing Director, Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel, Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel, Franklin Templeton (2018-2022).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director and Head of Investment Oversight, Nuveen; Senior Managing Director, Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Senior Managing Director, Division General Counsel, Nuveen; Senior Managing Director, General Counsel and Secretary, Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary, TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary, College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel, Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary, Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary, Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021), NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary, Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel, Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary, Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Nuveen, LLC and TIAA.

(1)	Length of Time Served indicates the year the individual became an officer of a Fund in the Nuveen fund complex.
(2)	Information as of October 30, 2026.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of seven Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Joseph A. Boateng

Amy Lancellotta

John K. Nelson, Chair

Loren M. Starr

Matthew Thornton III

Terence J. Toth

Margaret L. Wolff

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026

Arizona Quality(5)	$30,432	$30,470	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

California AMT-Free(5)	30,432	30,470	—	5,000	—	—	—	—	—	—	—	—	—	—

California Value(5)	30,432	30,470	—		—	—	—	—	—	—	—	—	—	—

California Quality(5)	30,432	33,970	—	—	—	—	9	—	—	—	—	—	—	—
Massachusetts Quality(6)	26,600	26,689	—	5,000	—	—	—	—	—	—	—	—	—	—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)	Information provided for fiscal years ended August 31.
(6)	Information provided for fiscal years ended May 31.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026	Fiscal Year Ended 2025	Fiscal Year Ended 2026
Arizona Quality(1)	$—	$—	$—	$—	$11,084,014	$10,744,285	$11,084,014	$10,744,285
California AMT-Free(1)	—	—	—	—	11,084,014	10,744,285	11,084,014	10,744,285
California Value(1)	—	—	—	—	11,084,014	10,744,285	11,084,014	10,744,285
California Quality(1)	9	—	—	—	11,084,014	10,744,285	11,084,014	10,744,285
Massachusetts Quality(2)	—	—	—	—	10,974,000	10,413,055	10,974,000	10,413,055

(1)	Information provided for fiscal years ended August 31.
(2)	Information provided for fiscal years ended May 31.

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Funds’ independent registered public accounting firm for the Adviser Entities with respect to the operations and financial reporting of the Funds.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund) except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to each Fund waives the pre-approval requirement for services other than audit, review or attest services if: (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by a Fund during the fiscal year in which the services are provided; (ii) a Fund did not recognize the services as non-audit services at the time of the engagement; and (iii) the services are promptly brought to the Audit Committee’s attention, and the Audit Committee (or its delegate) approves the services before the audit is completed.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) has served as independent registered public accounting firm for each Fund for its fiscal years ended in 2025 and 2026. KPMG LLP (“KPMG”) served as independent registered public accounting firm for each Fund for the fiscal year and “stub” period, as applicable, ended in 2024. The Board of each Fund has appointed PwC as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Changes in Independent Registered Public Accounting Firm

(a) Previous independent registered public accounting firm: On October 24, 2024, the Board of each of Arizona Quality, California AMT-Free, California Quality, California Value and Massachusetts Quality, upon recommendation from the Audit Committee of each Fund, notified KPMG that it would be dismissed as the independent registered public accounting firm for each of the Funds. KPMG’s audit reports on Massachusetts Quality’s financial statements for the fiscal years ended May 31, 2024 and May 31, 2023 and on Arizona Quality’s, California AMT-Free’s, California Quality’s and California Value’s financial statements for the fiscal period ended August 31, 2024 and for the fiscal years ended February 29, 2024 and February 28, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Massachusetts Quality’s fiscal years ended May 31, 2024 and May 31, 2023 and for the subsequent interim period June 1, 2024 through October 24, 2024 and during Arizona Quality’s, California AMT-Free’s, California Quality’s and California Value’s fiscal period ended August 31, 2024 and for the fiscal years ended February 29, 2024 and February 28, 2023 and the subsequent interim period September 1, 2024 through October 29, 2024, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During Massachusetts Quality’s fiscal years ended May 31, 2024 and May 31, 2023 and for the subsequent interim period June 1, 2024 through October 24, 2024 and during Arizona Quality’s, California AMT-Free’s, California Quality’s and California Value’s fiscal period ended August 31, 2024 and for the fiscal years ended February 29, 2024 and February 28, 2023 and the subsequent interim period September 1, 2024 through October 29, 2024, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Each Fund provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the foregoing Funds with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the above statements.

(b) New independent registered public accounting firm: On October 24, 2024, the Board of each of each Fund, upon recommendation from the Audit Committee, appointed PwC as the new independent registered public accounting firm for the Funds.

During Massachusetts Quality’s fiscal years ended May 31, 2024 and May 31, 2023 and for the subsequent interim period June 1, 2024 through October 24, 2024 and during Arizona Quality’s, California AMT-Free’s, California Quality’s and California Value’s fiscal period ended August 31, 2024 and for the fiscal years ended February 29, 2024 and February 28, 2023 and the subsequent interim period September 1, 2024 through October 29, 2024, none of the foregoing Funds has consulted with PwC regarding any of the matters described in Regulation S-K Item 304 (“S-K 304”), S-K 304(a)(2)(i) or S-K 304(a)(2)(ii) disclosure.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, and complied with all applicable Section 16(a) filing requirements in the previous fiscal year, except as follows: Joseph T. Castro filed late Form 3 filings with respect to Arizona Quality, California AMT-Free, California Value, California Quality and Massachusetts Quality and R. Tanner Page filed late Form 3 filings with respect to Arizona Quality, California AMT-Free, California Value, California Quality and Massachusetts Quality.

Principal Shareholders

As of October 5, 2026, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the next annual meeting of shareholders for a Fund (expected to take place in December 2027), shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 12, 2027. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the Annual Meeting must, pursuant to each

Fund’s by-laws, submit such written notice to the Fund no earlier than August 11, 2027 and no later than August 26, 2027. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and a Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal does not satisfy all applicable requirements set forth in the by-laws and, unless required by applicable law, no matter shall be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by the chair of the meeting, the Chief Administrative Officer of the Fund or at least sixty-six and two-thirds percent (66 2/3%) of the Fund’s Board Members. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for each of Arizona Quality, California AMT-Free, California Value and California Quality was August 31, 2026. The last fiscal year end for Massachusetts Quality was May 31, 2026.

Shareholder Report Delivery

Shareholder reports will be furnished to shareholders of record of each Fund following the applicable period. As permitted by regulations adopted by the SEC, shareholder reports will be made available on the Funds’ website (www.nuveen.com/closed-end-funds/), and shareholders will be notified by mail each time a report is posted and provided with a website link to access the report. Shareholders may elect to receive all future reports in paper free of charge. If you own shares of a Fund through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to receive paper copies of your shareholder reports by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Your election to receive shareholder reports in paper will apply to all Nuveen Funds if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 10, 2026:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. We will promptly deliver a separate proxy statement to shareholders of record upon written or oral request.

Additional Information About the Solicitation

The Funds’ by-laws previously included “control share” provisions, the effectiveness of which was suspended as of February 24, 2022. On February 28, 2024, the Funds amended the by-laws to eliminate the control share provisions from the by-laws.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Under each Fund’s by-laws, upon at least five business days advance written notice to the Fund, a shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of certain records of the Fund, including a list of the names and addresses of all shareholders of record, in alphabetical order by class, showing the number and class of shares held by each shareholder of record, only to the extent that the written notice describes with reasonable particularity the purpose of the demand and the records the shareholder desires to inspect, the demand is made in good faith and for a proper purpose, the records requested are directly connected with such purpose, and the Board Members shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. Shareholders interested in seeking to inspect the list of shareholders of record for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. Under each Fund’s by-laws, the Annual Meeting, whether or not a quorum is present, may, by announcement of the person appointed to serve as chair of the meeting, be adjourned with respect to one or more or all matters to be considered at the meeting from time to time to a designated time and place. The appointed chair may adjourn any Annual Meeting to permit further solicitation of proxies.

IF YOU CANNOT BE PRESENT AT THE VIRTUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

November 5, 2026

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in the Fund Complex overseen by the Board Member/nominee as of October 5, 2026. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Board Members/Nominees	Arizona Quality	California AMT-Free	California Value	California Quality	Massachusetts Quality	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen in Family of Investment Companies(1)

Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	$0	$0	$0	$0	$0	Over $100,000
Michael A. Forrester	$0	$0	$0	$0	$0	Over $100,000
Thomas J. Kenny	$0	$0	$0	$0	$0	Over $100,000
Amy B. R. Lancellotta	$0	$0	$0	$0	$0	Over $100,000
Joanne T. Medero	$0	$0	$0	$0	$0	Over $100,000
Albin F. Moschner	$0	$0	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	$0	$0	Over $100,000
Loren M. Starr	$0	$0	$0	$0	$0	Over $100,000
Matthew Thornton III	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	$0	$0	$0	Over $100,000
Robert L. Young	$0	$0	$0	$0	$0	Over $100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen Funds overseen by each Board Member/nominee.

A-1

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of October 5, 2026. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Board Members/Nominees	Arizona Quality	California AMT-Free	California Value	California Quality	Massachusetts Quality

Board Members/Nominees who are not “interested persons” of the Funds

Joseph A. Boateng	0	0	0	0	0
Michael A. Forrester	0	0	0	0	0
Thomas J. Kenny	0	0	0	0	0
Amy B. R. Lancellotta	0	0	0	0	0
Joanne T. Medero	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0
John K. Nelson	0	0	0	0	0
Loren M. Starr	0	0	0	0	0
Matthew Thornton III	0	0	0	0	0
Terence J. Toth	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0
Robert L. Young	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	0	0	0

(1)

The numbers include share equivalents of certain Nuveen Funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Joint Proxy Statement.

A-2

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of October 5, 2026*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned of Class	Percentage Owned of Class

Arizona Quality AMTP Shares (Series 2028)	Wells Fargo & Company(a) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Municipal Capital Strategies, LLC(a) 375 Park Avenue New York, NY 10152	883	100.00%

California AMT-Free Common Shares	Morgan Stanley(b) 1585 Broadway New York, New York 10036 Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	2,438,070	5.1%

California Value Common Shares	UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	2,170,465	6.6%

California Value Common Shares	Morgan Stanley(b) 1585 Broadway New York, New York 10036 Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	1,727,764	5.2%

Massachusetts Quality Common Shares	Gerald Fels(c) Marilyn Fels(c) 271 Thompson Road Webster, MA 05170	1,200,000	12.84%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before October 5, 2026.

(a)	Wells Fargo & Company and Wells Fargo Municipal Capital Strategies, LLC filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(b)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(c)

Gerald Fels and Marilyn Fels filed their Schedule 13G jointly and, based on information in the Schedule 13G, share voting power with respect to 1,200,000 Common Shares. In addition, based on information in the Schedule 13G, Mr. Fels has sole voting power with respect to an additional 132,557 Common Shares and Ms. Fels has sole voting power with respect to an additional 210,025 Common Shares.

VRDP Shares are designed to be eligible for purchase by money market funds. As of October 5,

2026, information with respect to aggregate holdings of these VRDP Shares associated with

B-1

fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding VRDP Shares of a Fund, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: California AMT-Free (Series 3): Federated (297 shares (69.55%)), Schwab (130 shares (30.44%)); California AMT-Free (Series 4): Schwab (654 shares (60.00%)), Vanguard (436 shares (40.00%)); California AMT-Free (Series 6): JP Morgan (100 shares (9.52%)), Federated (136 shares (12.95%)), Schwab (714 shares (68.00%)), Vanguard (100 shares (9.52%)); California Quality (Series 1): JP Morgan (662 shares (48.60%)), Schwab (700 shares (51.40%)); California Quality (Series 2): Barclays (910 shares (100%)); California Quality (Series 4): JP Morgan (725 shares (68.66%)), Schwab (140 shares (13.26%)), Vanguard (191 shares (18.09%)); California Quality (Series 5): JP Morgan (1,349 shares (100%)); California Quality (Series 6): Schwab (790 shares (49.97%)), Vanguard (791 shares (50.03%)); California Quality (Series 7): Federated (6 shares (0.61%)), JP Morgan (210 shares (21.43%)), Schwab (669 shares (68.27%)), Vanguard (95 shares (9.69%)); California Quality (Series 8): Wells Fargo (1,600 shares (100%)); Massachusetts Quality (Series 1): Wells Fargo (740 shares (100%)).

MFP Shares are designed to be eligible for purchase by institutional investors. With confirmation of the holders of greater than 5% of any series of outstanding MFP Shares of a Fund, as of October 5, 2026, information with respect to aggregate holdings of MFP Shares associated with shareholders (number of MFP Shares and percentage of total outstanding) is as follows: California AMT-Free (Series A): Alliance Bernstein (250 shares (17.81%)), Allspring (22 shares (1.57%)), Federated (348 shares (24.79%)), Invesco (212 shares (15.10%)), Mackay (117 shares (8.33%)), Neuberger Berman (12 shares (0.85%)), Vanguard (443 shares (31.55%)); California Quality (Series A): Wells Fargo (2,570 shares (100%)).

B-2

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Investment Committee Meeting	Closed-End Fund Committee

Arizona Quality	6	7	2	8	4	12	5	4	4
California AMT-Free	6	7	2	8	4	12	5	4	4
California Value	6	7	2	8	4	12	5	4	4
California Quality	6	7	2	8	4	12	5	4	4
Massachusetts Quality	7	6	2	8	4	12	5	4	4

C-1

Nuveen 333 West Wacker Drive Chicago, IL 60606-1286 (800) 257-8787 www.nuveen.com	NAZ 1226

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, sign and Mail in the enclosed Business Reply Envelope VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MRNDCSV on December 10, 2026 at 2:00 p.m. Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. FUNDS FUNDS DO NOT TEAR Nuveen Arizona Quality Municipal Income Fund Nuveen California AMT-Free Quality Municipal Income Fund Nuveen California Municipal Value Fund Nuveen California Quality Municipal Income Fund Nuveen Massachusetts Quality Municipal Income Fund NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR AN ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 10, 2026 COMMON SHARES The Annual Meeting of Shareholders will be held Thursday, December 10, 2026 at 2:00 p.m. Central Time virtually at the following Website: meetnow.global/MRNDCSV. At this meeting, you will be asked to vote on the election of board members as described in the Joint Proxy Statement attached. The undersigned, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, December 10, 2026, or any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of the Fund(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NUV_35375_101426 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II: 01. Joseph A. Boateng 02. Amy B. R. Lancellotta 03. John K. Nelson 04. Terence J. Toth FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Nuveen Arizona Quality Municipal Income Fund ? 02 Nuveen California AMT-Free Quality Municipal Income Fund 03 Nuveen California Quality Municipal Income Fund 04 Nuveen Massachusetts Quality Municipal Income Fund 1b. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II: 01. Joseph A. Boateng 02. Amy B. R. Lancellotta 03. John K. Nelson 04. Terence J. Toth FOR WITHHOLD FOR ALL ALL ALL EXCEPT Nuveen California Municipal Value Fund ? Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held Virtually on December 10, 2026. The Joint Proxy Statement for this meeting is available at: https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx NUV1 35375 xxxxxxxx heading 1;PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2026 PREFERRED SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Arizona Quality Municipal Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Arizona Quality Municipal Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MRNDCSV, on December 10, 2026, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Nuveen Arizona Quality Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. NAZ_35375_101426_Pref PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Arizona Quality Municipal Income Fund Annual Meeting of Shareholders to Be Held Virtually on December 10, 2026. The Joint Proxy Statement for this meeting is available at: https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. FOR WITHHOLD FOR ALL ALL ALL EXCEPT ? ? ? 1a. Election of Board Members: Class II: Preferred Shares Only: 01. Joseph A. Boateng 05. Albin F. Moschner 02. Amy B. R. Lancellotta 06. Margaret L. Wolff 03. John K. Nelson 04. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx NAZ2 35375 xxxxxxxx